EXHIBIT 10.37
Execution Version
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1, dated as of September 23, 2022 (this “Amendment”), is entered into by and among PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Borrower”), each lender party hereto (the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 20, 2022, among the Borrower, the Lenders and the Administrative Agent (the “Credit Agreement”), capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement; and
WHEREAS, the Borrower has requested, and the Required Lenders have agreed, to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
A.    Amendments to Credit Agreement. On the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(i)    Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety:
“Cash Management Agreement”
“Indebtedness Covenant Release Date”
“Permitted Refinancing”
“Utility Revolving Credit Agreement”
(ii)    Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Section 7.1    Reserved.”
(iii)    Section 7.5 of the Credit Agreement is hereby amended by amending and restating the proviso thereof in its entirety to read as follows:
“provided that, in each case, if such sale and leaseback results in a Capital Lease Obligation, any Lien made the subject of such Capital Lease Obligation is permitted by Section 7.3.”
(iv)    Section 8(c) of the Credit Agreement is hereby amended by amending and restating the proviso thereof in its entirety to read as follows:
“(c)    the Borrower shall default in the observance or performance of any agreement contained in Section 6.4(a)(i), Section 6.7(a), Section 6.10, Section 7.2, Section 7.3 or Section 7.4 of this Agreement; or”

B.    Conditions Precedent. This Amendment shall become effective as of the date first above written when each of the following conditions precedent shall have been satisfied (the “Amendment No. 1 Effective Date”):
1.    Executed Counterparts. The Administrative Agent shall have received a counterpart to this Amendment duly executed by the Borrower and the Required Lenders;
2.    Representations and Warranties. The representations and warranties of the Borrower contained in Section 4 of the Credit Agreement (other than the representations and warranties set forth in Sections 4.2, 4.6(b) and 4.13) shall be true and correct in all material respects immediately prior to and immediately after giving effect to this Amendment; provided that each of such representations and warranties that contains a materiality qualification shall be true and correct on and as of the Amendment No. 1 Effective Date (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties were true and correct in all material respects, or true and correct, as the case may be, as of such earlier date);
3.    No Default. No Default or Event of Default shall have occurred and be continuing immediately prior to, and immediately after giving effect to, the Amendment No. 1 Effective Date; and
4.    Fees and Expenses. On or prior to the Amendment No. 1 Effective Date, the Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent required to be paid or reimbursed by the Borrower in connection with the preparation, negotiation, execution and delivery of this Amendment and related documentation (including, in each case, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent with respect thereto).
C.    Other Terms.
1.    Reference to the Effect on the Loan Documents.
(i)    As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(ii)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(iv)    This Amendment is a Loan Document.
2.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Delivery of an executed counterpart of a signature page of this Amendment that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each, an “Electronic Signature”) transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
3.    Ratification. This Amendment shall be effective pursuant to Section 10.1 of the Credit Agreement (and approved and ratified by the Lenders (including in their capacity as Required Lenders) and the Administrative Agent for all purposes under the Loan Documents).

4.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.    Section Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.
6.    Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
7.    Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
8.    Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
9.    Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of right to trial by jury provisions in Section 10.12 and Section 10.15, respectively, of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
PACIFIC GAS AND ELECTRIC COMPANY,
as the Borrower
By:    /s/ Mari Becker
Name:    Mari Becker
Title:    Vice President and Treasurer

Signature Page to Amendment No. 1
Pacific Gas and Electric Company

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Jacqueline G. Margetis
Name: Jacqueline G. Margetis
Title: Director

Signature Page to Amendment No. 1
Pacific Gas and Electric Company

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Jacqueline G. Margetis
Name: Jacqueline G. Margetis
Title: Director

Signature Page to Amendment No. 1
Pacific Gas and Electric Company